UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012

LVB ACQUISITION, INC.

BIOMET, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware Indiana	000-54505 001-15601	26-0499682 35-1418342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 18, 2012, Biomet, Inc. issued a press release announcing the proposed offering of $825 million aggregate principal amount of senior notes due 2020 (the “Additional Senior Notes”) and the proposed offering of $500 million aggregate principal amount of senior subordinated notes due 2020 (the “Senior Subordinated Notes” and, together with the Additional Senior Notes, the “Notes”). A copy of the press release announcing the proposed offerings is being furnished as Exhibit 99.1 and is incorporated by reference herein.

Biomet, Inc. subsequently issued a press release on September 18, 2012 announcing that it has priced its previously announced offerings of $825 million aggregate principal amount of Additional Senior Notes at an issue price of 105.000% plus accrued interest from August 8, 2012 and had increased the amount of its Senior Subordinated Notes to $800 million aggregate principal amount of 6.500% senior subordinated notes due 2020, which represented an increase from the proposed offering at an issue price of 100.000%. The Additional Senior Notes are a follow-on issue to the Company’s $1.0 billion aggregate principal amount of 6.500% senior notes due 2020 issued on August 8, 2012 (the “Existing 6.5% Senior Notes”) and will form a single class of debt securities with the Existing 6.5% Senior Notes. A copy of the press release announcing the pricing of the Notes is being furnished as Exhibit 99.2 and is incorporated by reference herein.

The Notes were offered in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons in accordance with Regulation S under the Securities Act.

On September 18, 2012, Biomet, Inc. also issued a press release announcing the commencement of a tender offer (“Tender Offer”) to purchase for cash any and all of its 10% Senior Notes due 2017 (CUSIP Nos. 090613AC4; 550785AA7; U55004AA0) (the “Existing 10% Senior Notes”) and up to $500 million of its outstanding 11 5/8% Senior Subordinated Notes due 2017 (CUSIP Nos. 090613AE0; 550785AE9; U55004AC6) (the “Existing Senior Subordinated Notes”). A copy of the press release announcing the tender offer is being furnished as Exhibit 99.3 and is incorporated by reference herein.

Biomet, Inc. subsequently issued a press release on September 18, 2012 announcing an amendment to the Tender Offer to change the Tender Offer from an offer to purchase up to $500,000,000 in aggregate principal amount of outstanding Existing Senior Subordinated Notes to an offer to purchase up to $800,000,000 aggregate principal amount of outstanding Existing Senior Subordinated Notes. A copy of the press release announcing the amended tender offer is being furnished as Exhibit 99.4 and is incorporated by reference herein.

Biomet is a wholly owned subsidiary of LVB Acquisition, Inc. (“LVB”). LVB has no other operations beyond its ownership of Biomet.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued September 18, 2012.

99.2	Press Release issued September 18, 2012.

99.3	Press Release issued September 18, 2012.

99.4	Press Release issued September 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 20, 2012

LVB ACQUISITION, INC.

/s/ Daniel P. Florin
By:	Daniel P. Florin
Its:	Senior Vice President and Chief Financial Officer

BIOMET, INC.

/s/ Daniel P. Florin
By:	Daniel P. Florin
Its:	Senior Vice President and Chief Financial Officer